EXHIBIT 99.1

JOINT FILING AGREEMENT

March 9, 2023

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: March 9, 2023	North Peak Capital Management, LLC

	By:	/s/ Jeremy Kahan
	Name:	Jeremy Kahan
	Title:	Managing Member

North Peak Capital gp, LLC

	By:	/s/ Jeremy Kahan
	Name:	Jeremy Kahan
	Title:	Manager

NORTH PEAK CAPITAL PARTNERS, LP

	By:	North Peak Capital GP, LLC
	Its:	General Partner

	By:	/s/ Jeremy Kahan
	Name:	Jeremy Kahan
	Title:	Manager

NORTH PEAK CAPITAL PARTNERS II, LP

	By:	North Peak Capital GP, LLC
	Its:	General Partner

	By:	/s/ Jeremy Kahan
	Name:	Jeremy Kahan
	Title:	Manager

NORTH PEAK SPECIAL OPPORTUNITY
PARTNERS II, LLC

	By:	North Peak Capital GP, LLC
	Its:	Managing Member

	By:	/s/ Jeremy Kahan
	Name:	Jeremy Kahan
	Title:	Manager

North Peak Capital Alpha Fund, LP

By:	North Peak Capital GP, LLC
Its:	General Partner

By:	/s/ Jeremy Kahan
Name:	Jeremy Kahan
Title:	Manager

North Peak Capital Ultra Fund, LP

By:	North Peak Capital GP, LLC
Its:	General Partner

By:	/s/ Jeremy Kahan
Name:	Jeremy Kahan
Title:	Manager

JEREMY KAHAN

/s/ Jeremy Kahan

MICHAEL KAHAN

/s/ Michael Kahan